UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2012
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320-1111 West Hastings Street Vancouver, British Columbia	V6E 2J3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01        Other Events

            Uranium Energy Corp. (the "Company") is filing this Current Report on Form 8-K solely to clarify the number of shares of the Company's common stock available for issuance under the Company's 2012 Stock Incentive Plan (the "2012 Stock Incentive Plan"), as previously disclosed in the Company's definitive Schedule 14A information statement as filed with the Securities and Exchange Commission on June 12, 2012.

            On May 1, 2012, our Board of Directors authorized and approved the adoption of the Company's 2012 Stock Incentive Plan, under which an aggregate of 15,000,000 of our shares may be issued. The 2012 Stock Incentive Plan supersedes and replaces each of (i) the Company's 2006 Stock Incentive Plan, dated as originally ratified by the Board of Directors on October 10, 2006, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 24, 2008 (the "2006 Stock Incentive Plan"), and (ii) the Company's 2009 Stock Incentive Plan, dated as originally ratified by the Board of Directors on June 5, 2009, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 23, 2009, which was amended pursuant to an amendment thereto originally ratified by the Board of Directors on May 25, 2010, as ratified by the shareholders of the Company at the Company's annual general meeting held on July 22, 2010 (the 2009 Stock Incentive Plan, as amended, the "2009 Stock Incentive Plan").

            Under the 2006 Stock Incentive Plan, an aggregate of 10,000,000 of our shares were authorized for issuance. Under the 2009 Stock Incentive Plan, an aggregate of 7,000,000 of our shares were authorized for issuance. All options or other awards granted under the 2006 Stock Incentive Plan and the 2012 Stock Incentive Plan that were outstanding and unexercised as of May 1, 2012, the date our Board of Directors authorized and approved the adoption of the 2012 Stock Incentive Plan, are covered by the 2012 Stock Incentive Plan. As of May 1, 2012, a total of 3,610,000 options granted under the 2006 Stock Incentive Plan remained issued and unexercised and a total of 5,846,875 options granted under the 2009 Stock Incentive Plan remained issued and unexercised, for a total of 9,456,875 options remaining issued and outstanding as of May 1, 2012.

            Thus, of the 15,000,000 shares that may be issued under the Company's 2012 Stock Incentive Plan, a total of 9,456,875 shares are issuable upon exercise of options that were outstanding as of May 1, 2012, such that up to an additional 5,543,125 shares are available for issuance under the Company's 2012 Stock Incentive Plan. As stated above, the 2012 Stock Incentive Plan supersedes and replaces each of the Company's 2006 Stock Incentive Plan and 2009 Stock Incentive Plan, such that no further shares are issuable under either of such plans.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
DATE: July 18, 2012.	By: "Mark Katsumata" Mark Katsumata Chief Financial Officer

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